EXHIBIT 99.2

                       LEGEND INTERNATIONAL HOLDINGS, INC.

                             SUBSCRIPTION AGREEMENT


Legend International Holdings, Inc.
Level 8, 580 St Kilda Road
South Melbourne
Victoria 3004 Australia

Attn: Peter Lee

Gentlemen:


                    1.     Subscription.

                           1.1     Offering. The undersigned understands that
Legend International Holdings, Inc. (the "Company") is offering to sell to investors an aggregate of 4,000,000 shares of its Common Stock, US$.001 par value ("Common Stock") at US$0.50 per share.


                           1.2     Manner of Subscription. The undersigned (the
"Subscriber") hereby subscribes for and agrees to purchase ___________ Shares of Common Stock for a purchase price of US$0.50 per share or an aggregate purchase price of US$__________ on the terms and conditions described herein. The minimum subscription is for 1000 Shares unless the Company agrees to accept a lesser subscription. The undersigned hereby tenders to the Company a check made payable to the order of "Legend International Holdings, Inc." in the amount indicated above and two executed copies of this Subscription Agreement.


                           1.3     Offering Period. The undersigned agrees that
this subscription is, and shall be, irrevocable, but his or her obligations hereunder will terminate if this subscription is not accepted by the Company by September 18, 2006 or such later date as may be designated by the Company, but not later than September 30, 2006 (the "Outside Date). The Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part, for any reason, at anytime through the Outside Date.


                           1.4     Closing. The undersigned acknowledges and
agrees that the closing of this Offering is conditioned upon the receipt and acceptance by the Company of subscriptions for a minimum of 1,000,000 shares ("Minimum Subscription") prior to the Outside Date. As soon as the Company has received and accepted the Minimum Subscription it will hold a closing (the "Closing") to accept such subscriptions. Thereafter the Company may from time to time at any time through the Outside Date accept additional subscriptions up to a maximum of 2,000,000 Shares.

                           The undersigned acknowledges and agrees that the
subscriber funds, less a finders fee of up to 10% for certain subscriptions, will be retained by the Company and utilized in the manner set forth in the Summary Term Sheet if the subscription is accepted prior to the Outside Date, and shall be promptly refunded to the Subscriber if not so accepted prior to the Outside Date. The Company shall promptly notify the Subscriber of the acceptance of his or her subscription and/or termination of the Offering. If this subscription is rejected, the subscription payment will be promptly returned to the undersigned without interest or deduction and this Subscription Agreement shall have no force or effect.

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                    2.     Representations, Warranties and Covenants of the
Subscriber.

                           2.1     Representations and Warranties; Risk Factors.
The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that the Subscriber:

                                   (a)     All Common Stock purchased by him are
being acquired by him for his own account (or for accounts for which he has sole investment discretion) for investment, without any intention of selling, further distributing, or otherwise disposing of the Common Stock.

                                   (b)     None of the Common Stock is
registered under the United States Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. The Subscriber understands that the offering and sale of the Common Stock is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) and/or Section 4(6) thereof and/ or the provisions of Regulation S promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement.

                                   (c)     The Subscriber is not a U.S. Person
as that term is defined in rule 902(k) of Regulation S and is a resident of the jurisdiction set forth on the Signature Page.

                                   (d)     The Common Stock was not offered to
the Subscriber in the United States.

                                   (e)     At the time of the execution of this
Agreement and the time of any offer to the Subscriber to purchase the Common Stock hereunder, the Subscriber was physically outside the United States.

                                   (f)     The Subscriber is purchasing the
Common Stock for his or her own account and not on behalf of or for the benefit of any U.S. Person and the sale and resale of the Common Stock has not been prearranged with any U.S. Person or buyer in the United States.

                                   (g)     The Subscriber is not an underwriter,
dealer, distributor or other person who is participating, pursuant to a contractual agreement, in the distribution of the Common Stock offered or sold in reliance on Regulation S.

                                   (h)     To the knowledge of the Subscriber,
without any independent investigation, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" in the United States as such term is defined in Rule 902(c) of Regulation S, which in general, means any activity taken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Stock being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to Investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publication for the general circulation in the United States that refer to the offering of the Common Stock in reliance on Regulation S.

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

                                   (i)     The Subscriber must bear the
substantial economic risks of the investment in the Common Stock indefinitely because none of the Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available (including under Regulation S). Legends shall be placed on the certificates, representing the Common Stock to the effect that they have not been registered under the 1933 Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.

                                   (j)     Neither the Securities and Exchange
Commission nor any state securities commission has approved the Common Stock or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of the summary term sheet, including the attachments thereto (the "Summary Term Sheet"). The Summary Term Sheet has not been reviewed by any Federal, state or other regulatory authority.

                                   (k)     In evaluating the suitability of an
investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Summary Term Sheet, the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 or as contained in documents or answers to questions so furnished to the Subscriber by the Company.

                                   (l)     The Subscriber is aware that an
investment in the Common Stock involves a high degree of risk, and has carefully read and considered the matters set forth in the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that has been provided to Subscriber.

                                   (m)     The Subscriber acknowledges that
estimates or projections included in the Summary Term Sheet and the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that have been provided to Subscriber, if any, were prepared by the Company in good faith but that the attainment of such projections and estimates cannot be guaranteed by the Company.

                                   (n)     No oral or written representations
have been made, or oral or written information furnished, to the Subscriber in connection with this offering which are in any way inconsistent with the information contained in the Summary Term Sheet and the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that have been provided to Subscriber.

                                   (o)     The Subscriber may not directly or
indirectly, sell, assign, transfer, pledge, give, subject to lien or security interest or otherwise dispose of or encumber, or participate in the underwriting of any such distribution or transfer of (collectively "Transfer") any Common Stock in violation of this Subscription Agreement. Subscriber further covenants, warrants and represents to the Company that (i) it will not act in any way that would constitute it to be an underwriter of such Common Stock within the meaning of the 1933 Act, and (ii) during the one year period following the Closing, neither the Subscriber nor any of his or her affiliates will, directly or indirectly, hold or maintain any short position in or engage in hedging transactions with respect to the Common Stock or any other securities of the Company.

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

                                   (p)     No actual or purported Transfer of
Common Stock, or any interest therein, whether voluntary or involuntary, not in accordance with the provisions of this Subscription Agreement and or applicable law shall be valid or effective to grant to the purported transferee of such Common Stock or interest therein any right, including without limitation the right to cause the registration of such Common Stock on the books of the Company in the transferees's name or on its behalf, to receive dividends, to receive any distributions upon the dissolution, liquidation or winding up of the affairs of the Company or to vote any shares of capital stock, title or interest in or to such Common Stock, and the transferor of such Common Stock, until such Transfer or purported Transfer shall be rescinded, shall not be entitled to, and hereby specifically waives, all such right, title and interest in and to such Common Stock from the date of such Transfer or purported Transfer.

                                   (q)     The Subscriber will, prior to any
attempted Transfer of Common Stock, give written notice to the Company expressing its desire to effect such transfer and describing in detail the proposed transfer. Upon receiving such notice, Company shall present copies thereof to counsel for the Company to evaluate said Transfer pursuant to the 1933 Act and the Securities Exchange Act of 1934, as then in force, or any similar statute, and applicable state securities law.

                                   (r)     The Subscriber does not presently
have any reason to anticipate any change in his circumstances or any other particular occasion or event which would cause it to sell any of the Common Stock.

                                   (s)     The Subscriber is fully aware that in
agreeing to sell and issue such Common Stock to it and in entering this Subscription Agreement, the Company is relying upon the truth and accuracy of the representations and warranties of the Subscriber made herein.

                                   (t)     The Subscriber is experienced in
investing in junior exploration mining companies. The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this offering, the Company, and the Summary Term Sheet and the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that have been provided to Subscriber and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision.


                    3.     Disclosure.

                           This offering is limited to accredited investors in
reliance upon exemptions contained in the 1933 Act and Regulations D and S promulgated thereunder and applicable state securities laws. Accordingly, the Company is offering the Common Stock utilizing this Subscription Agreement rather than a formal private offering memorandum. The undersigned understands that this Subscription Agreement and the Summary Term Sheet and the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that have been provided to Subscriber contains less information that would be included in a private offering memorandum. In making an investment decision Subscribers must rely on their own examination of the Company and the terms of the Offering, including the risks involved.

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

                    4.     Risk Factors.

                           The undersigned acknowledges and agrees that he or
she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the risks factors set out in the Form 10-KSB for the year ended December 31, 2005 and the Form 10-QSB for the quarters ended March 31, 2006 and June 30, 2006 that have been provided to Subscriber.


                    5.     Indemnification and Hold Harmless.

                           If the Subscriber breaches any of the agreements,
representations or warranties which the Subscriber has made in his or her Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and their respective employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.


                    6.     Confidentiality.

                           The Summary Term Sheet is highly confidential and has
been prepared by the Company solely for use in connection with this offering. This Subscription Agreement and the Summary Term Sheet is personal to each Offeree and does not constitute any offer to any other person. Each prospective purchaser, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, the contents of the Summary Term Sheet, to make no copies of this Subscription Agreement or the Summary Term Sheet and if the offeree does not purchase any shares, to return this Subscription Agreement and the Summary Term Sheet to the Company at the above address.


                    7.     Miscellaneous.

                           7.1     Governing Law. This Agreement and the rights
of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within Delaware.

                           7.2     Entire Agreement; Waiver. This Agreement
constitutes the entire agreement between the parties and supersedes any prior agreements or understanding between them. This Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought. No waiver of any breach or condition of this Agreement shall be deemed to be a wavier of any subsequent breach or condition of a like or different nature.

                           7.3     Binding Effect. This Agreement and all the
terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that, this Agreement may not be assigned by Subscriber without the Company's prior written consent.

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                           7.4     No Third Party Beneficiaries. The provisions
of this Agreement and of any other agreement between the Company and Subscriber are solely for the benefit of the Company and Subscriber and may be changed, terminated or revoked in any manner at any time by mutual agreement between the Company and Subscriber without notice or liability to any other person.

                           7.5     Further Assurances. Each of the parties
hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or be necessary or appropriate in order to carry out the provisions of this Agreement.

                           7.6     Counterparts. This Agreement may be executed
in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                           7.7     Section Headings. Section headings herein
have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.


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EXECUTION PAGE

                           IN WITNESS HEREOF, the Subscriber has executed this
Subscription Agreement.


SUBSCRIBER:

Name (Print)
            --------------------------------------------------------------------
                      First              Middle            Last
Address of
Residence
            --------------------------------------------------------------------
              Street or P.O. Box Number     City             State       Zip


Social Security Number or Tax Identification Number:
                                                    ----------------------------

         1.  Number of shares Subscribed for:
                                               -------------------
         2.  Total Payment obligation:         US$0.50 per share, payable upon
                                               subscription.

         3.  Checks delivered herewith:        -------------------


Date                             , 2006
     ----------------------------

                                               Signature
                                                        ------------------------

                                               Name
                                                   -----------------------------



ACKNOWLEDGED AND AGREED:

LEGEND INTERNATIONAL HOLDINGS, INC.


By
  -----------------------------------

Be sure to include:

(1)  Your check for your subscription;
(2)  Two signed copies of this Subscription Agreement


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


                       LEGEND INTERNATIONAL HOLDINGS, INC

                                     SUMMARY

                                   TERM SHEET


The following sets forth a summary of terms of the private placement (the "Offering"). No representation or warranty is made as to the accuracy of such summary, and it is qualified in its entirety by, and should be read in conjunction with, the attached subscription agreement ("Subscription Agreement") and the booklet prepared by LEGEND INTERNATIONAL HOLDINGS, INC (the "Company") titled "Diamonds - Australia - August 2006" which is included as an Exhibit to the Term Sheet. No person has been authorized to give any information or to make any representation concerning the Company or the Common Stock other than information given by duly authorized officers of the Company in connection with investors' examination of the Company and the terms of the Offering and, if given or made, any such other information or, representation should not be relied upon as having been authorized by the Company.

Prospective purchasers must carefully review all of the information and transaction documents contained in these materials, and to the extent such purchaser's desire more information, should request such from the Company and its representatives. The Offering is being made to Subscribers who are not U.S. Persons pursuant to Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act").


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                                  THE OFFERING

Issuer LEGEND INTERNATIONAL HOLDINGS, INC, a Delaware corporation

Security Offered               The Company's common stock ("Shares").

Price Per Share                US$0.50

Amount of Shares Offered by    4,000,000 Shares for an aggregate amount
the Company                    in cash of US$2,000,000.

Use of Proceeds                The Company will utilize the proceeds of the
                               Offering to conduct exploration activities for diamonds on its exploration properties, to complete the purchase of the exploration properties and for general corporate and administrative purposes.

Business Description           The Company was incorporated in Delaware in 2001
                               as Sundew International, Inc. The Company was involved in a number of activities between 2001 and 2005. Since that time, it has investigated a number of different business proposals and in December 2005 announced that it intended to focus on diamond opportunities in the mining & exploration area. The Company has entered into a Contract for the Sale of Mining Tenements
                               ("Contract") with Astro Diamond Mines N.L.
                               ("Astro") an Australian company pursuant to which the Company shall acquire certain diamond mining tenements in Northern Australia from Astro.
                               Details of this contract are set out in a Form
                               8-K filed with the SEC on March 10, 2006 that has been furnished to the Subscriber.

                               Risk Factors

                               The Subscriber acknowledges and agrees that he or she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the risks factors set out in the Form 10-KSB for the year ended December 31, 2005 that has been provided to Subscriber.

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

Financial Condition            At March 31, 2006, the Company had no assets and
                               total liabilities of approximately US$88,000.
                               Further information on the financial position of the Company is contained in Items 6, 12 and the Consolidated Financial Statements of the
                               Form 10-KSB for the year ended December 31, 2005 and the Form-10QSB for the quarters ended March
                               31, 2006 and June 30, 2006 that has been provided to Subscriber.

Board of Directors             The Directors of the Company are Joseph Gutnick
                               and David Tyrwhitt.

Transfer Restrictions          The Shares have not been registered under the
                               1933 Act and are subject to certain restrictions on transfer as described in the Subscription
                               Agreement. In addition, for a one year period following the Closing, the Subscriber and his or her affiliates may not, directly or indirectly, maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company.

Capitalization                 Assuming the sale of 4,000,000 shares immediately
                               following the Offering there would be 53,947,785 shares issued and outstanding and ________ options issued and outstanding. On a fully diluted basis, assuming the exercise of all issued and outstanding options, there will be 55,305,065 Shares issued and outstanding. The
                               Company is authorized to issue 100 million shares of common stock, US$.001 par value and 20 million shares of preferred stock US$.001 par value.


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